Exhibit 10.1

UCSD Case Nos. SD2003-049 and SD2004-134

AMENDMENT NO. 2 TO THE
LICENSE AGREEMENT
EFFECTIVE JUNE 6, 2004
BETWEEN URIGEN PHARMACEUTICALS, INC.
AND
THE REGENTS OF THE UNIVERSITY OF CALIFORNIA
FOR
INVENTION DOCKET NOs. SD2003-049 AND SD2004-134
"NOVEL INTRAVESICAL THERAPY FOR IMMEDIATE SYMPTOM
RELIEF AND CHRONIC THERAPY IN INTERSTITIAL CYSTITIS
PATIENTS"

This amendment to the agreement (this "Amendment 2") is made by and between Urigen Pharmaceuticals, Inc. located at 27 Maiden Lane, Suite 595, San Francisco, California 94108 ("LICENSEE") and The Regents Of The University Of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 946075200 ("UNIVERSITY"), as represented by its San Diego campus having an address at University of California, San Diego, Technology Transfer Office, Mail-code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 ("UCSD").

When signed by both parties, this Amendment 2 is effective as of the date of the last signature below ("Amendment 2 Effective Date").

Whereas, LICENSEE and UNIVERSITY entered into a license agreement for the UCSD Cases cited above, UC Control No. 2004-03-0625, effective June 6, 2004 and reissued effective January 18, 2006 ("Agreement");

Whereas, LICENSEE was previously known to UNIVERSITY as EGB Advisors LLC, Urigen Holdings Inc. and Urigen N.A.;

Whereas, LICENSEE and UNIVERSITY wish to amend the Agreement to include certain corrections and modifications.

NOW THEREFORE, in consideration of the mutual covenants and premises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties amend the Agreement as follows:

1. Paragraph 3.1(c) of the Agreement is hereby deleted and restated in its entirety to read as follows:

(c)      license maintenance fees according to the following schedule:
Fifteen Thousand Dollars (US$15,000.00) payable on June 6, 2006 (the parties acknowledge that this fee has already been paid);

Fifteen Thousand Dollars (US$15,000.00) payable on June 6, 2007 (the parties acknowledge that this fee has already been paid);
Five Thousand Dollars (US$5,000.00) payable on May 6, 2009;
Fifteen Thousand Dollars (US$15,000.00) payable on June 6, 2009;
Twenty Thousand Dollars (US$20,000.00) payable on June 6, 2010;
Twenty-five Thousand Dollars (US$25,000.00) payable on June 6, 2011 and annually thereafter on each anniversary; provided however, that LICENSEE's obligation to pay this fee shall end on the date when LICENSEE is commercially selling a Licensed Product;

Except as amended and set forth above, the Agreement shall continue in full force and effect.

This Amendment 2 may be executed in any number of counterparts, each of which will he deemed an original, and all of which together shall constitute one instrument.

If one or more provisions of this Amendment 2 are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment 2 shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

This Amendment 2, together with the Agreement and Amendment No. 1, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

This Amendment 2 shall be governed by and construed under the laws of the State of California.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to the License Agreement.

URIGEN PHARMACEUTICALS, INC.	THE REGENTS OF THE UNIVERSITY OF CALIFORNIA:

/s/William J. Garner	/s/ Jane C. Moore Ph.D.
(Signature)

Name: William J. Garner	Name: Jane C. Moore Ph.D.
Title: CEO	Title: Assistant Vice Chancellor Technology Transfer Office

Date: 12/22/08	Date: 12/17/08